UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:	811-06674

Exact name of registrant as specified in charter:	The Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2011

Date of reporting period:	12/31/2011

Item 1 – Reports to Stockholders

ANNUAL REPORT

December 31, 2011

The Greater China Fund, Inc.

The Greater China Fund, Inc.

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call (800) 331-1710.

Please call (toll-free) Pristine Advisers, the Fund’s Investor and Public Relations Firm at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102.

The Greater China Fund, Inc.

The Fund’s Management

Directors

Edward Y. Baker, Chairman

John A. Bult

Vincent Duhamel

John A. Hawkins

C. William Maher

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Agnes Deng, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon Investment Servicing

P.O. Box 43027

Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Greater China Fund, Inc.

Letter to Shareholders

February 18, 2012

Dear Shareholders,

In our letter to shareholders last year, we highlighted that “investors (in China) will have to balance the upward path of corporate earnings (a positive) and the ‘further normalization’ of the still loose monetary policy (a negative)”.

As we have observed over the past 12 months, China, now the second largest economy in the world, continued to see its economic, investment and political influence and role growing more strongly by the day, particularly within the context of a slowing and indebted world. While the Chinese economy more than delivered on the economic front with a 9.2% growth rate in real GDP terms last year, the Chinese stock market did not fare so well. The MSCI China Index, in USD and in gross terms, fell by 18.2%. Meanwhile, the MSCI Zhong Hua fell by 17.5% and the MSCI Golden Dragon Index fell by 18.4%.

This poor performance can be explained by concerns which global investors have in relation to the potential risk of a collapse in the Euro and an ensuing depression in Europe (thus hurting Chinese exports), together with the prospects of the Chinese economy falling in a ‘hard landing’ scenario in 2012. These are real risks which should be analyzed and monitored closely. However, there are reasons for some optimism. Key positive factors include: emerging signs of a reversal in monetary policy from restrictive to neutral; inexpensive equity market valuations; a soft landing scenario with real GDP expected to grow at 8%, boosted by local government spending ahead of the transition of political leadership in 2012/2013; and, finally, a seemingly under-invested global investor. Your Fund appears to be well positioned in light of the investment manager’s bias towards quality growth stocks it believes may reap the rewards of having exposure to the long-term growth and development of a global leader.

During the course of the year the Board of Directors approved an amendment of the Fund’s Investment Policy to include Taiwan under the definition of “China companies”. This expanded strategy reflects the belief that Taiwan-related companies conducting business in China offer a uniquely attractive and risk-oriented way to invest in China’s growth. As a result of this new policy and to better measure the manager’s performance relative to a benchmark, the Fund selected the MSCI Golden Dragon Index as the more appropriate benchmark when reviewing the manager’s relative performance going forward. The Board is aware that the MSCI Golden Dragon Index is generally used by the other closed-end China funds included in the Fund’s peer group.

As shareholders are aware, shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the fact that the Fund’s shares were trading at a relatively wide discount, in early 2011 the Fund’s Board of Directors determined that it would be in the best interest of all shareholders for the Fund to consider action to attempt to reduce the market value discount from net asset value. To that end, the Fund announced on May 25, 2011 up to two, consecutive tender offers each for up to 5% of the Fund’s outstanding shares.

In my capacity as Chairman, I subsequently met with the Fund’s largest shareholder to discuss this corporate action. I listened to their concerns and discussed alternative proposals. In an attempt to address those and other concerns, on August 30, 2011, the Fund announced an amendment to the Fund’s previously announced tender offer program. Under the program, as amended, the Fund completed a one-time tender offer for 20% of the Fund’s outstanding shares. Since the expiration of the tender offer, the Fund has averaged a 9.5% discount (6.8%-11.6% discount range). The Fund’s largest shareholder decided not to tender their shares in the tender offer.

As we head into the ‘Year of The (Water) Dragon’, which represents the king of all animals in the Chinese zodiac, a symbol of power and wisdom, your Board looks forward to a return to a stronger stock market environment in China, but not without volatility. In terms of new developments, Fund’s investment manager will be looking to build greater exposure in China’s dynamic domestic A-share market, and that of Taiwan. The recent election results on this island bode well for a closer relationship between China and Taiwan.

Sincerely,

Edward Y. Baker, CFA

Chairman

The Greater China Fund, Inc.

Annual Report of the Investment Manager

For the year ended December 31, 2011

Overview

2011 saw heightened risk aversion and volatility across all major equity markets. This was largely connected to a general slow-down in economic growth, and the lack of any measurable rebound in economic growth in the U.S. for much of the year, which impacted key trading partners including China and Europe. If there was a single driver of global risk aversion however, then it was concern over peripheral Europe’s management of its sovereign debt, a problem which is only starting to be addressed as we head into 2012. An additional drag on Chinese equities has been ongoing concerns relating to inflation, and the Chinese authorities have actively raised rates in a bid to manage liquidity and temper growth in Asia’s largest economy.

Performance

The return of the Fund based on the published Net Asset Value of the Fund after giving effect to the reinvestment of Fund dividends, using the end of ex-date Net Asset Value, fell by 19.7%, compared to an 18.9% fall in the benchmark index (using a blend of the MSCI Golden Dragon from October 24, 2011 and the previous index of the MSCI Zhong Hua).

The underperformance was substantially incurred in the months of May, September and December, as our favored holdings in the Financial and Information Technology sectors were particularly affected by deteriorating market sentiment. This was offset in part by positive stock selection in the Materials, Industrials and Consumer Discretionary sectors.

At the individual security level, positive contributors in China included Brilliance China Automotive, computer manufacturer Lenovo, China Resources Land and vehicle distribution conglomerate Dah Chong Hong, while in Taiwan our holding of technology company Catcher Technology added value. Catcher Technology specialize in the production of precision engineered aluminium and magnesium cases used by companies such as Apple for laptops, tablet computers and smartphones.

Detractors at the individual stock level included investments in Yanlord Land, power tool manufacturer Techtronic, and China Taiping Insurance. A cautious approach to bellwether stocks China Mobile in China and CLP Holdings in Hong Kong also contributed negatively when these generally defensive stocks performed well in an uncertain environment.

The Greater China Fund, Inc.

Quarterly NAV Performance

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

Source: Baring Asset Management as at 12/31/2011

Calendar Year NAV Performance

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

** Performance excluding the dilutive effect of rights offering: 2010: 3.4%.

Source: Baring Asset Management as at 12/31/2011

The Greater China Fund, Inc.

Annual Report of the Investment Manager

Continued

Rolling Year NAV Performance to December 31, 2011 (Annualized)

Total Return – Inclusive of the dilutive effect of rights offerings and antidilutive effect of tender offer

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

Source: Baring Asset Management as at 12/31/2011

The Greater China Fund, Inc.

Total Return – Exclusive of the dilutive effect of rights offerings and antidilutive effect of tender offer

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

Source: Baring Asset Management as at 12/31/2011

The Greater China Fund, Inc.

Annual Report of the Investment Manager

Concluded

Economic and Strategy Review

We continue to see heightened market volatility across all major equity markets and this has impacted on the appetite for risk assets. Investors remain concerned about the Eurozone debt crisis and the extent of recovery in mature economies such as the U.S.

Generally, risk assets have been substituted by perceived safe haven assets such as precious metals, U.S. Treasuries, Australian Government Debt and, increasingly, Canadian Government Bonds. There also remains, in our view, a concentrated level of pessimism from some investors in relation to risk assets such as equities, and this applies to both developed and emerging markets.

We believe, however, that inflation and policy risk has started to moderate in China, while the government’s pro-growth policies should make smaller and medium-sized companies, particularly the latter, deserving of renewed interest in 2012.

As we head into 2012, our strategy is focused on companies where we have high conviction in their ability to deliver sustainable earnings growth in the coming years, especially companies with strong balance sheets and robust cash flows. We will selectively add to positions in these companies where we believe value has emerged during the recent market weakness.

In terms of valuations, we believe that recent weakness in Chinese equities represents a positive opportunity for investors to participate in a multi-year growth story at a low entry level. With share price valuations at the lower end of historical ranges in both Hong Kong and China A-Share markets, we maintain that the economic prospects for China are substantially stronger than currently priced into the market and we will continue to view periods of market weakness as potential buying opportunities.

Recently the People’s Bank of China cut the bank reserve requirement ratio by 50 basis points, the first reduction since December 2008, and a move which we believe has the potential to encourage banks to lend additional money. In our view, the recent announcement is supportive of economic growth and evidence that the Chinese Central Bank feels sufficiently comfortable with the outlook for inflation that it can begin to cut short-term rates and move to a less restrictive monetary policy which should help to stimulate growth.

As inflationary pressures gradually ease, and as confidence returns to equity markets, we believe that earnings growth will once again become the principal driver of Chinese equities. In this environment, we expect our commitment to companies with good growth prospects and strong balance sheets, well positioned to benefit from rising consumer and infrastructure spending, to reward investors in our China equity portfolios.

Meanwhile in Taiwan, Mr. Ma Ying-Jeou was re-elected as President for another four-year term. At the same time, the KMT party won the legislative chamber election, giving it majority power. We believe these developments will lead to an expansion of trade and capital flows between Taiwan and China as the cross-strait relationship improves.

The Greater China Fund, Inc.

Baring Asset Management (Asia) Ltd.

January 2012

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2011 and reflects the Investment Manager’s views at the time of its writing. Of course, these views may change in response to changing circumstances and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

The Greater China Fund, Inc.

Top Ten Equity Holdings (Unaudited)

As of December 31, 2011

Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	4.7%

China Mobile Ltd.	4.2

Industrial & Commercial Bank of China Ltd. “H”	3.9

Hon Hai Precision Industry Co. Ltd.	3.4

PetroChina Co. Ltd. “H”	3.3

Power Assets Holdings Ltd.	2.8

Tencent Holdings Ltd.	2.8

China Resources Land Ltd.	2.6

AIA Group Ltd.	2.5

Sun Hung Kai Properties Ltd.	2.5
Total	32.7%

The Greater China Fund, Inc.

Industry Diversification (Unaudited)

As of December 31, 2011

Percentage of Net Assets
EQUITIES

Consumer Discretionary	8.9%

Consumer Staples	2.0

Energy	9.8

Financials	34.6

Health Care	2.5

Industrials	4.5

Information Technology	20.6

Materials	1.6

Telecommunication Services	8.5

Utilities	5.4

TOTAL EQUITIES	98.4%

SHORT-TERM INVESTMENT	1.7

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	23.7

TOTAL INVESTMENTS	123.8%

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS	(23.8)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

December 31, 2011

Shares	Description	Value (Note 1)
	EQUITIES - 98.4%
	CHINA - 51.5%
	Consumer Discretionary - 4.7%
2,474,000	Brilliance China Automotive Holdings Ltd. (1) (2)	$2,669,395
1,718,000	China ZhengTong Auto Services Holdings Ltd. (1) (2)	1,685,572
1,642,000	Dah Chong Hong Holdings Ltd.	1,934,476
1,762,000	Dongfeng Motor Group Co. Ltd. “H” (1)	3,021,894
5,430,000	Skyworth Digital Holdings Ltd. (1)	1,901,682
2,591,000	Springland International Holdings Ltd.	1,698,065

		12,911,084

	Consumer Staples - 0.5%
158,000	Hengan International Group Co. Ltd. (1)	1,477,957

	Energy - 9.8%
1,357,000	China Coal Energy Co. Ltd. “H” (1)	1,464,175
448,000	China Oilfield Services Ltd. “H”	707,192
3,746,000	China Petroleum & Chemical Corp. “H” (1)	3,940,569
691,000	China Shenhua Energy Co. Ltd. “H” (1)	2,998,313
3,613,000	CNOOC Ltd. (1)	6,317,377
1,036,000	Kunlun Energy Co. Ltd.	1,475,312
7,164,000	PetroChina Co. Ltd. “H”	8,919,718
490,000	Yanzhou Coal Mining Co. Ltd. “H” (1)	1,046,043

		26,868,699

	Financials - 16.0%
9,516,000	Agricultural Bank of China Ltd. “H” (1)	4,092,324
2,198,000	Bank of Communications Co. Ltd. “H” (1)	1,536,726
8,529,780	China Construction Bank Corp. “H” (1)	5,952,593
1,970,000	China Life Insurance Co. Ltd. “H” (1)	4,870,085
1,747,000	China Minsheng Banking Corp. Ltd. “H” (1)	1,513,830
2,940,441	China Overseas Land & Investment Ltd. (1)	4,914,238
389,200	China Pacific Insurance Group Co. Ltd. “H” (1)	1,107,476
4,432,000	China Resources Land Ltd. (1)	7,121,695
17,850,835	Industrial & Commercial Bank of China Ltd. “H” (1)	10,595,672
316,500	Ping An Insurance (Group) Co. of China Ltd. “H” (1)	2,086,473

		43,791,112

	Industrials - 3.3%
522,000	China Merchants Holdings (International) Co. Ltd.	1,515,605
914,000	Cosco Pacific Ltd.	1,067,389
1,564,999	Sany Heavy Equipment International Holdings Co. Ltd. (1)	1,275,519
2,295,000	Zhuzhou CSR Times Electric Co. Ltd. “H”(1)	5,029,344

		8,887,857

	Information Technology - 8.3%
44,700	Baidu, Inc. (ADR) (2)	5,206,209

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)
	Information Technology (continued)
2,609,108	Comba Telecom Systems Holdings Ltd. (1)	$2,102,981
5,185,000	GCL-Poly Energy Holdings Ltd. (1)	1,448,697
6,565,999	Kingdee International Software Group Co. Ltd. (1)	1,766,917
3,850,000	Lenovo Group Ltd. (1)	2,567,790
45,100	Netease.com, Inc. (ADR) (2)	2,022,735
382,700	Tencent Holdings Ltd.	7,691,843

		22,807,172

	Materials - 1.6%
429,000	Anhui Conch Cement Co. Ltd. “H” (1)	1,273,202
2,634,000	China Resources Cement Holdings Ltd. (1)	1,963,647
716,500	Zhaojin Mining Industry Co. Ltd. “H”	1,138,414

		4,375,263

	Telecommunication Services - 7.3%
1,180,000	China Mobile Ltd. (1)	11,531,687
7,028,000	China Telecom Corp. Ltd. “H” (1)	3,999,660
2,078,000	China Unicom (Hong Kong) Ltd. (1)	4,371,864

		19,903,211

	Total China	141,022,355

	HONG KONG - 25.1%
	Consumer Discretionary - 3.3%
720,400	Chow Tai Fook Jewellery Group Ltd. (2)	1,291,166
922,000	Li & Fung Ltd. (1)	1,707,100
793,500	Lifestyle International Holdings Ltd.	1,749,121
1,003,200	Sands China Ltd. (1) (2)	2,835,248
848,000	SJM Holdings Ltd.	1,384,472

		8,967,107

	Financials - 13.4%
2,237,400	AIA Group Ltd. (1)	6,985,933
2,056,000	BOC Hong Kong (Holdings) Ltd.	4,870,909
475,000	Cheung Kong (Holdings) Ltd. (1)	5,651,121
386,000	Hang Lung Properties Ltd.	1,098,370
293,000	Hong Kong Exchanges & Clearing Ltd. (1)	4,681,753
385,000	Hysan Development Co. Ltd. (1)	1,264,067
554,000	Sun Hung Kai Properties Ltd.	6,944,081
182,500	Swire Pacific Ltd. (1)	2,202,943
661,600	Wharf Holdings Ltd. (The) (1)	2,990,003

		36,689,180

	Health Care - 1.2%
11,396,000	Sino Biopharmaceutical Ltd.	3,389,483

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments

Continued

Shares	Description	Value (Note 1)
	Industrials - 1.2%
410,000	Hutchison Whampoa Ltd. (1)	$3,433,999

	Information Technology - 0.6%
702,000	AAC Technologies Holdings Inc. (1)	1,576,350

	Utilities - 5.4%
669,000	Cheung Kong Infrastructure Holdings Ltd. (1)	3,919,283
377,500	CLP Holdings Ltd.	3,210,398
1,025,500	Power Assets Holdings Ltd.	7,585,684

		14,715,365

	Total Hong Kong	68,771,484

	TAIWAN - 20.0%
	Consumer Discretionary - 0.4%
946,000	Far Eastern Department Stores Ltd.	1,115,367

	Consumer Staples - 1.5%
731,000	President Chain Store Corp.	3,983,454

	Financials - 5.2%
5,696,000	Chinatrust Financial Holding Co. Ltd.	3,555,415
3,188,685	Fubon Financial Holding Co. Ltd.	3,375,189
6,925,960	Mega Financial Holding Co. Ltd.	4,620,509
4,886,470	Prince Housing & Development Corp.	2,614,380

		14,165,493

	Information Technology - 11.7%
384,000	ASUSTeK Computer Inc.	2,732,983
3,225,000	AU Optronics Corp.	1,384,623
3,389,400	Hon Hai Precision Industry Co. Ltd.	9,279,740
132,000	LARGAN Precision Co. Ltd.	2,467,453
373,000	MediaTek Inc.	3,418,458
5,143,000	Taiwan Semiconductor Manufacturing Co. Ltd.	12,874,910

		32,158,167

	Telecommunication Services - 1.2%
1,743,000	Far EasTone Telecommunications Co. Ltd.	3,275,428

	Total Taiwan	54,697,909

Units	WARRANTS (2) - 1.8%
	CHINA - 1.8%
	Consumer Discretionary - 0.5%
1,004,000	Suning Appliance Co. Ltd. “A”, expires 09/14/16	1,346,163

	Health Care - 1.3%
871,700	Hualan Biological Engineering Inc. “A”, expires 09/14/16	3,463,351

	Total Warrants	4,809,514

	Total Equities (cost $294,418,522)	269,301,262

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)
	SHORT-TERM INVESTMENT - 1.7%
	Money Market Fund (3) - 1.7%
4,638,923	JPMorgan Prime Money Market Fund, 0.01% (cost $4,638,923)	$4,638,923

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 23.7%
	Money Market Fund (3) - 23.7%
64,955,422	State Street Navigator Securities Lending Prime, 0.28% (cost $64,955,422)	64,955,422

	Total Investments (cost $364,012,867) - 123.8%	338,895,607
	Liabilities in excess of cash and other assets - (23.8%)	(65,261,729)

	Net Assets - 100.0%	$273,633,878

The following abbreviation is used in the portfolio descriptions:

ADR - American Depositary Receipt

(1)	All or a portion of the security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $58,487,623; cash collateral of $64,955,422 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	Rates shown reflect yield at December 31, 2011.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$145,831,869	$–	$–
Hong Kong	68,771,484	–	–
Taiwan	54,697,909	–	–
Money Market Funds	69,594,345	–	–

Total	$338,895,607	$–	$–

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments

Concluded

the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value
Equity contracts	Investments, at value	$4,809,514

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

For the year ended December 31, 2011, the Fund did not have any realized gain or (loss) on derivatives recognized in income.

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Total
Equity contracts	$(438,754)	$(438,754)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at value (cost $299,057,445)*	$273,940,185
Investments of cash collateral from securities loaned (cost $64,955,422)	64,955,422
Foreign currency (cost $4,145)	4,159
Dividends and interest receivable	247,976
Prepaid assets	95,870

Total assets	339,243,612

Liabilities
Payable for cash collateral for securities loaned	64,955,422
Investment management fee payable	261,947
Accrued expenses	139,472
Professional services	107,423
Dividends payable	98,266
Administration fee payable	47,204

Total liabilities	65,609,734

Net Assets	$273,633,878

Composition of Net Assets
Common stock, $0.001 par value; 24,268,012 shares issued and outstanding (100,000,000 shares authorized)	$24,268
Paid-in capital in excess of par	307,003,699

307,027,967
Distributions in excess of net investment income	(632,334)
Accumulated net realized loss on investment and foreign currency transactions	(7,644,958)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(25,116,797)

Net Assets	$273,633,878

Shares Outstanding	24,268,012

Net Asset Value Per Share	$11.28

*	Includes $58,487,623 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (net of foreign withholding taxes of $668,639)	$8,628,447
Securities lending income, net	309,162

Total investment income	8,937,609

Expenses
Investment management fees	3,944,857
Administration fees	784,227
Directors’ fees and expenses	534,000
Professional services	523,000
Custodian and accounting fees	431,000
Insurance expense	154,000
Reports and notices to shareholders	72,000
New York Stock Exchange listing fee	28,000
Transfer agent fees and expenses	14,000
Miscellaneous expenses	47,024

Total expenses	6,532,108

Net investment income	2,405,501

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,111,446
Foreign currency transactions	(255,620)

2,855,826
Net change in unrealized appreciation (depreciation) on:
Investments	(91,226,894)
Foreign currencies	4,765

(91,222,129)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(88,366,303)

Net Decrease in Net Assets from Investment Operations	$(85,960,802)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (Decrease) from Investment Operations
Net investment income	$2,405,501	$1,145,286
Net realized gain (loss) on:
Investment transactions	3,111,446	41,542,764
Foreign currency transactions	(255,620)	10,196

	2,855,826	41,552,960
Net change in unrealized appreciation (depreciation) on:
Investments	(91,226,894)	(22,305,658)
Foreign currencies	4,765	(8,101)

	(91,222,129)	(22,313,759)
Total increase (decrease) from investment operations	(85,960,802)	20,384,487

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	(4,720,128)	(425,169)
Distributions paid from net realized gain on investments	(679,504)	–

Total dividends and distributions to shareholders	(5,399,632)	(425,169)

Common Stock Transactions (Note 8)
Cost from Fund’s Share Repurchase Plan (Note 10)	(427,892)*	–
Cost of Shares Tendered (Note 11)	(68,729,123)	–
Proceeds from shares issued through rights offering (net of offering costs) (Note 7)	–	80,245,102

Net increase (decrease) in net assets from capital stock transactions	(69,157,015)	80,245,102

Net increase (decrease) in net assets	(160,517,449)	100,204,420

Net Assets
Beginning of year	434,151,327	333,946,907

End of year (including undistributed (distributions in excess of) net investment income of $(632,334) and $896,979, respectively)	$273,633,878	$434,151,327

*	Principal amount of $427,038 and commissions paid to Morgan Stanley of $854.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements

Note 1.	Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Baring Asset Management (Asia) Ltd. (the “Investment Manager”) to be over-the- counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the approved fair valuation procedures of the Fund’s Board of Directors. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to

The Greater China Fund, Inc.

price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities of sufficient credit quality, which mature in more than sixty days are valued at fair value. Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates fair value.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange (“NYSE”) on the date of valuation.

Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies. Net realized foreign currency gains or losses are treated as ordinary income losses for income tax reporting purposes.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2.	Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

The Greater China Fund, Inc.

Note 3.	Investment Management and Administration Agreements

The Fund has an investment management agreement (the “Investment Management Agreement”) with Baring Asset Management (Asia) Ltd. (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4.	Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked-to-market daily. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents and U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is State Street Bank & Trust Company.

For the year ended December 31, 2011, the Fund earned $309,162 due to securities lending. State Street Bank & Trust Company earned $103,100 in compensation as the Fund’s lending agent.

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

Note 5.	Purchases and Sales of Securities

For the year ended December 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $369,855,576 and $440,223,355, respectively.

Note 6.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended December 31, 2011, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $785,314 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies and reclassification of distributions. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended December 31, 2011 the tax character of dividends paid by the Fund were $4,603,614 of ordinary income and $796,018 of capital gains. For the year ended December 31, 2010, the tax character of dividends paid by the Fund was $425,169 of ordinary income.

As of December 31, 2011, the accumulated undistributed earnings on a tax basis was $19,152 of ordinary income.

For federal income tax purposes, the Fund utilized approximately $3,794,000 of its capital loss carryforward to offset net taxable gains realized in the year ended December 31, 2011.

The Fund incurred capital losses from November 1, 2011 to December 31, 2011 of approximately $2,551,000, which it will defer in the current fiscal year and expect to recognize in the fiscal year ending December 31, 2012.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation on a tax basis as of December 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$369,757,960	$1,396,917	$(32,259,270)	$(30,862,353)

The Greater China Fund, Inc.

The difference between book basis and tax basis of investments are attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The adjusted net unrealized depreciation on a tax basis was $30,861,890 which included other tax basis adjustments of $463 that were primarily attributable to appreciation on foreign currencies.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

Note 7.	Rights Offering

During the year ended December 31, 2010, the Fund issued 7,603,554 shares in connection with a rights offering of the Fund’s common stock of which 199,569, 429,554 and 356,317 shares were issued prior to the expiration at $11.12, $11.19 and $11.67, respectively. The remaining 6,618,114 shares were issued at the subscription price of $11.04. Shareholders of record on March 23, 2010, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on March 23, 2010 and expired on April 16, 2010. The subscription price of $11.04 per share was determined by 90% of the average of the last reported sale prices of a share of common stock on the NYSE on the expiration date and the four preceding trading days. Estimated offering costs include commissions paid to the dealer manager of $2,953,888 and other offering costs of $1,055,000.

Note 8.	Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the year ended December 31, 2011, the Fund repurchased 6,101,207 shares in connection with the Fund’s share repurchase program and tender offer. For the year ended December 31, 2010, the Fund issued 7,603,554 shares in connection with the Fund’s rights offering.

Note 9.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase

The Greater China Fund, Inc.

Notes to Financial Statements

Concluded

agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Note 10.	Share Repurchase Program

On May 25, 2011, the Fund announced that the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to which the Fund is authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012. The Board of Directors of the Fund may amend or terminate the Fund’s Share Repurchase Plan solely in its discretion, at any time during the duration of the Plan.

During the period from July 1, 2011 through August 16, 2011, the Fund repurchased 34,205 shares in the open market at an average price of $12.51 per share (including brokerage commissions) and at a weighted average discount to net asset value of 11.05%.

Note 11.	Tender Offer Program

On May 25, 2011, the Fund announced that its Board of Directors approved up to two, consecutive, tender offers each for up to 5% of the Fund’s outstanding shares at a price per share equal to 98% of the Fund’s net asset value per share (“NAV”) as determined by the Fund on the next

The Greater China Fund, Inc.

business day following the expiration date of the tender offer, or such later date to which the offer is extended, if the average discount to NAV of the per share trading price of the Fund’s shares on the NYSE is greater than 10% during the applicable twelve-week measurement period.

On August 30, 2011, the Fund announced that its Board of Directors approved an amendment to the tender offer program that replaces two tender offers each for up to 5% of the Fund’s outstanding shares with a one-time tender offer for up to 20% of the Fund’s outstanding shares. On September 16, 2011, the Fund commenced a tender offer for up to 6,067,002 of its shares of common stock at a price equal to 98% of the net asset value per share on the expiration date of the offer. The tender offer expired on October 17, 2011, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $11.30 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on October 17, 2011. The difference between the Fund’s NAV and the price of the repurchases resulted in a $0.04 increase to the Fund’s NAV per share.

Note 12.	Other Matters

By letter dated December 8, 2011, City of London Investment Management Company, Inc. (“City of London”), which, according to City of London’s filings with the Securities and Exchange Commission, beneficially owns 40.6% of the Fund’s common shares, submitted to the Fund a shareholder proposal for inclusion in the Fund’s proxy statement for the Fund’s next annual meeting of shareholders. Unless withdrawn by City of London prior to such meeting, the City of London proposal seeks to terminate the Fund’s Investment Management Agreement with the Investment Manager. Under the Investment Company Act of 1940, as amended, the vote required at the shareholder meeting to terminate the Investment Management Agreement is the lesser of (i) 67% of the voting securities of the Fund present at the meeting, so long as a more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

The Greater China Fund, Inc.

Financial Highlights

For the Year Ended December 31,
2011
Per Share Operating Performance:
Net asset value, beginning of year	$14.30

Increase (Decrease) From Investment Operations
Net investment income	0.08 *
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.93)

Total from investment operations	(2.85)

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	(0.18)
Distributions from net realized gain	(0.03)

(0.21)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	–
Dilutive effect of rights offering	–
Offering costs charged to paid-in capital in excess of par	–
Accretion to net asset value, resulting from share repurchases and shares tendered	0.04

Total of share transactions	0.04

Net asset value, end of year	$11.28

Market value, end of year	$10.07

Total Investment Return (1)(2)	(21.85)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$273,634
Ratio of expenses to average net assets	1.66%
Ratio of net investment income to average net assets	0.61%
Portfolio turnover	97%
*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(2)	Total investment return based on the net asset value is calculated based on change in the net asset value (“NAV”) and assumes reinvestment of dividends and distributions, if any. For the year ended December 31, 2011, such return would be (19.50)% using the reinvestment price in accordance with the Fund’s Dividend Reinvestment Plan and (19.70)%, rounded, if the reinvestment price is based on end of ex-date NAV.

The Greater China Fund, Inc.

For the Years Ended December 31,
2010	2009	2008	2007

$14.67	$8.90	$28.91	$24.50

0.04 *	0.02	0.15 *	– **

0.53	5.83	(13.45)	17.55

0.57	5.85	(13.30)	17.55

(0.01)	(0.08)	–	(0.03)
–	–	(6.66)	(13.11)

(0.01)	(0.08)	(6.66)	(13.14)

–	–	(0.05)	–
(0.80)	–	–	–
(0.13)	–	–	–

–	–	–	–

(0.93)	–	(0.05)	–

$14.30	$14.67	$8.90	$28.91

$13.15	$13.92	$8.32	$24.81

(5.41)%	68.40%	(49.56)%	20.59%

$434,151	$333,947	$202,510	$486,483
1.85%	1.96%	2.01%	1.62%
0.30%	0.19%	0.93%	0.01%
68%	105%	133%	85%

The Greater China Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Greater China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Greater China Fund, Inc. as of December 31, 2011, and the results of its operations, the statement of changes in net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2012

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Board of Directors

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, and other directorships held by such Director.

Non-Interested Directors

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**
Edward Y. Baker (77) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Board and Director since 1992	Investment Consultant; Chairman, Board of Trustees, Rogers Sugar Income Fund (through January 2010); previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan.	1

John A. Bult (75) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Chairman, Arbela, Inc.; Director, Lombos Holdings Limited; formerly Chairman of PaineWebber International Inc.; formerly Director of European Equity Fund (formerly known as The Germany Fund, Inc.); The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.	1

Vincent Duhamel (47) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2009	Head of Asia and Partner, Lombard Odier Darier Hertsch (Asia) Ltd; previously Chief Executive Officer of SAIL Advisors Limited; President of SAIL Alternative Research Inc.; previously Managing Director at Goldman Sachs in Hong Kong; previously Chief Executive for Asia of State Street Global Advisors	1

John A. Hawkins (69) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Audit Committee and Director since 1992	Previously Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Director of Advance Developing Markets Fund Ltd.; Raffles Asia Investment Company Ltd.; SR Global Fund Inc.; MW Japan Fund Ltd.	1

C. William Maher (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2003	Chief Financial Officer of Santa Barbara Tax Products Group; Formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1

Jonathan J.K. Taylor (68) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers); Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Member, International Advisory Board of Datawind Net Access Corporation.	1

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Non-Interested Directors (concluded)

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**
Tak Lung Tsim (65) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Principal, T.L. Tsim & Associates Ltd. (macropolitical analysis); Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation.	1

Officers

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer**
Brian Corris (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	President since 2008	Director of Institutional Group of Barings Asset Management Limited; President of The Asia Pacific Fund, Inc.	2

Agnes Deng (42) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Vice President since 2010; Portfolio Manager since 2009	Head of HK China Equities, Baring Asset Management (Asia) Limited; previously an Investment Director of Standard Life Investments.	1

Grace C. Torres (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	Treasurer and Principal Financial and Accounting Officer of Prudential Funds, Target Funds, The Prudential Variable Contract Accounts-2, 10, 11, Prudential Series Funds and Prudential Gibraltar Fund Inc.; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; Vice President of The Asia Pacific Fund, Inc.; formerly Senior Vice President of AST Investment Services, Inc.	1

The Greater China Fund, Inc.

Officers (concluded)

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer**
Deborah A. Docs (54) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of the Asia Pacific Fund, Inc. and Secretary of all Prudential sponsored mutual funds.	2

Andrew R. French (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; Assistant Secretary of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds.	2

Valerie M. Simpson (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer since 2007	Chief Compliance Officer of PI, AST Investment Services, Inc., and The Asia Pacific Fund, Inc.; formerly Vice President – Financial Reporting for Prudential Life and Annuities Finance.	2

Theresa C. Thompson (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer since 2007	Vice President, Compliance, PI and Director Compliance, PI; Deputy Chief Compliance Officer of The Asia Pacific Fund, Inc.	2

Lana Lomuti (44) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration.	1

Peter Parrella (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC.	1
**	The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Ltd. (the “Investment Manager”).

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Greater China Fund, Inc.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o BNY Mellon Investment Services, P.O. Box 43027, Providence, Rhode Island 02940–3027. For further information regarding the plan, you may also contact the Plan Agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www. greaterchinafund. com or on the SEC’s website at http://www. sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies and Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www. greaterchinafund. com, or on the EDGAR Database on the SEC’s website at http://www. sec.gov.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Concluded

Other Information

Since December 31, 2011, there have been no (i) material changes in the Fund’s investment objectives or policies, or (ii) changes to the Fund’s charter or by-laws or (iii) material changes in the principal risk factors associated with investment in the Fund.

U.S. Federal Tax Information

During the year ended December 31, 2011, the Fund designated the maximum amount allowed per share, but not less than $0.03 per share as capital gain distribution in accordance with Section 852(B)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2011, the Fund designated the maximum amount allowable, but not less than 8.60% of ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Code.

For the year ended December 31, 2011, the Fund has made an election to pass-through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as the maximum amount of any foreign taxes paid by the Fund in accordance with Section 853 of the Code of the following amounts: $603,834 foreign tax credit from foreign source income of $8,671,538.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in February 2011.

New York Stock Exchange Certifications

The Fund’s common shares are listed on the NYSE. As a result, the Fund is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”) . The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with certain other information about the Fund. After the Fund’s 2011 annual meeting of shareholders, the Fund filed a certification with the NYSE on June 10, 2011, stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Item 2  – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board of Directors has determined that the following persons serving on the registrant’s Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: Edward Y. Baker, John A. Hawkins and C. William Maher. Each of Mr. Baker, Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker, Hawkins and Maher as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant’s audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant’s audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2011 and December 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $57,000 and $111,269, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2011 and December 31, 2010, KPMG LLP, the Registrant’s principal accountant, did not report any audit-related fees for services rendered to the Registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees.

(c) Tax Fees

For the fiscal years ended December 31, 2011 and December 31, 2010, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $0 and $19,500 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

(d) All Other Fees

For the fiscal years ended December 31, 2011 and December 31, 2010, there were no fees billed by KPMG LLP for products and services rendered to the Registrant, other than the services reported in Item 4(a)-(c) above.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant’s independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

(e)	(2) Percentage of services referred to in 4(b)- 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years ended December 31, 2011 and December 31, 2010. For the fiscal years ended December 31, 2011 and December 31, 2010, KPMG LLP, the Registrant’s principal accountant, did not report any non-audit fees for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2011 and December 31, 2010.

(h) Principal Accountant’s Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Baker, Mr. Hawkins, Mr. Maher, Mr. Taylor and Mr. Tsim.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For

ERISA clients (i.e., US employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the (US registered) “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted. ISS are requested to perform an annual 3rd Party risk assessment questionnaire prior to the first Service review meeting. The results are subsequently reviewed by the Barings IT department.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department. (Note: There may be occasions where portfolio managers want to vote differently for different clients due to the particular mandates. In these circumstances the portfolio managers are required to state the rationale for this and the way they will be voting for each client.)

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. The Portfolio Manager’s vote instruction and rationale is then forwarded on to the Proxy Committee for review. The Proxy Voting Committee will closely analyse the explanation given, and where concerned, further clarification will be requested from the Portfolio Manager. The vote decision can only be processed when ratification is received from a member of the Proxy Voting Committee from the following departments (where not conflicted) has agreed the vote decision:

Investment – Equities

Compliance

Investment Operations

(Note: Investment must approve before Compliance and Operations)

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. Each vote successfully cast against ISS recommendations is logged in the Quarterly Proxy Voting Committee pack and also recorded by the Global Events department.

Special Client Instructions

If a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Voting Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from Portfolio management, Operations, and Legal/Compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee can be found in the Terms of Reference. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, by telephone, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to review the following:

•	Proxy Voting policy amendments

•	Corporate Governance issues

•	Votes against ISS

•	Votes where ISS were conflicted

•	Votes where BAM were conflicted

•	Conflicts of interest

•	Client requests

•	ISS Service issues

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

•	A company that provides a service to Barings.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, London Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy. Where a Company provides a service to Barings, the vote can only be cast in line with ISS recommendations, to maintain independence and avoid a conflict of interest.

The Committee has also noted that there is certain flexibility with regard to the voting of agenda items on board members and Directors. Barings find that in instances which are beneficial to clients and providing no conflict of interest, that the approval of Directors and Board Members performing more than one role for the company under review is acceptable. This approach aims to benefit the client in cases where the Independent third party proxy provider employs one steadfast rule across a very differing and unique agenda issue, which can vary greatly depending on the company being reviewed. Any vote decision that is not in line with ISS recommendation however, must be ratified by the Proxy Voting Committee as per the process described above.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group - an “In-House Vote” - unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding - and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issgovernance.com/policy/2011/policy_information

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to a client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Barings Global Events team will retain electronically the following proxy voting documentation for a minimum of ten years from the date the activity took place:

•	Proxy Voting policies & procedures

•	Supporting documentation for any votes contrary to the Proxy voting policy guidelines

•	Supporting documentation for any votes cast against the recommendations of the third party voting provider

•	Periodic proxy voting Client reporting

•	Proxy Voting Committee Minutes

•	Proxy Voting Committee meeting documentation

In addition, the third party voting provider will retain the following proxy voting documentation for five years following termination of the contract:

•	Proxy statements containing rationale for each ISS recommendation

•	Meeting dates, resolutions and Management recommendations

•	Vote instructions (including any supporting material)

•	Records of each vote cast including totals

Note: Copies of financial reports including proxy statements can also be obtained from the US Securities and Exchange Commission (SEC) “Electronic Data Gathering, Analysis, and Retrieval” (EDGAR) system. This system can be accessed at http://www.sec.gov/edgar.shtml and records filings on all Companies, foreign and domestic).

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Head of Investment Operations (London)

2.	Head of Equities (London)

3.	Head of Compliance (London)

4.	Head of US Compliance (Boston)

5.	Team Leader – Global Events (London)

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

Agnes Deng and William Fong are the Fund’s portfolio managers, the persons associated with the Investment Manager who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Agnes is the investment manager of the Baring Hong Kong China Fund and Greater China Fund Inc. She also takes the lead role in Hong Kong China specialist research. Agnes joined Baring Asset Management in 2007 from Standard Life Investment (SLI) in Asia where she was an Investment Director with considerable experience in running portfolios focusing on the Hong Kong China as well as the Asian region. The SLI China Fund she managed consistently ranked in the top quartile positions in the peer group performance surveys. Agnes also worked closely with Standard Life’s asset management joint venture in China and provided recommendations on strategy and asset allocation. Agnes received a BA in English Literature from Xiang Tan University (Hunan) China and an M.B.A. from the McGill University, Montreal, Canada. Agnes was awarded the CFA designation in 2001. She speaks English, Mandarin and Cantonese fluently.

In addition to the Fund, Agnes was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2011:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	1	—	$17.8	—
Other Pooled Investment Vehicles	5	—	$3,287.1	—
Other Accounts	2	1	$316.4	$211.9

As of December 31, 2011, Agnes did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

William is the lead manager of Baring China Select Fund and Baring China Growth Fund. He also manages a number of dedicated Hong Kong China portfolios including the co-manager role of Greater China Fund, Inc. His research responsibilities include Hong Kong, China and Taiwan. He is also a member of the Technology Global sector team. William joined Baring Asset Management in 2004 from Primasia Securities where as an Investment Analyst specialising on Taiwanese stocks. He received a B.B.A. (Hons.) in Finance from The Chinese University of Hong Kong. William was awarded the CFA designation in 2003. He is fluent in Cantonese, English and Mandarin.

In addition to the Fund, William was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2011:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	5	—	$3,287.1	—
Other Accounts	1	1	$211.9	$211.9

As of December 31, 2011, William did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

There are no material conflicts which arise between the management of The Greater China Fund, Inc. versus other funds.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

For the year ended December 31, 2011	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share (including brokerage commissions)	(c ) Total Number of Shares Purchased as Part of Publicly Announced Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Program
July 1, 2011 - July 31, 2011	14,905	$12.66	14,905	1,503,555
August 1, 2011 - August 16, 2011	19,300	$12.40	19,300	1,484,255
Total	34,205	$12.51	34,205	1,484,255

On May 25, 2011 the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to which the Fund is authorized to repurchase up to 1,518,460 shares (5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012).

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODEETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date: February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Corris
Brian Corris
President and Principal Executive Officer

Date: February 22, 2012

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date: February 22, 2012

*	Print the name and title of each signing officer under his or her signature.